October  2,  2003


SUBJECT: Supplement to Prospectus Dated March 1, 2003 for Gartmore International
         Growth, Gartmore International Small Cap Growth and Gartmore Emerging Markets Funds

Dear  Investor,

     On September 18, 2003, the Board of Trustees of Gartmore Mutual Funds considered and approved a proposal to liquidate and dissolve the Gartmore International Small Cap Growth Fund (the "Fund"). If the shareholders of record of the Fund as of the close of business on October 1, 2003, approve this action at a meeting anticipated to be held on December 12, 2003, the Fund will be liquidated and dissolved as soon as practicable thereafter.

     Currently, a substantial majority of the shares of the Fund are held by Gartmore Global Asset Management Trust, the Fund's investment adviser (the "Adviser"). The Adviser has advised Board of Trustees that it will vote the shares of the Fund that it owns to approve the liquidation proposal, which, as of the date of this Supplement, were sufficient to approve the liquidation proposal without other shareholder approval. It is currently expected that the liquidation and dissolution of the Fund will be effective as of the close of business on December 19, 2003.

     Effective September 29, 2003, new account requests, exchanges into the Fund and purchase orders for Fund shares will no longer be accepted (other than those purchase orders received through pre-established investment programs, through variable insurance or retirement products offered by Nationwide Financial or its subsidiaries or through dividend reinvestment). Prior to the Fund's liquidation and dissolution, shareholders will be entitled to exchange out of the Fund or redeem their shares in the manner set forth in the Prospectus. Effective September 24, 2003, shareholders of the Fund will no longer be subject to a contingent deferred sales charge ("CDSC") upon a redemption of their Fund shares. Distribution (Rule 12b-1) fees will, however, continue to accrue on shares of the Fund in the manner set forth in the Prospectus.

     Please retain this letter with the Prospectus for future reference. Please contact Shareholder Services toll-free at 800-848-0920 if you have any questions about your investments.

     Thank  you  for  investing  with  the  Gartmore  Funds.

Sincerely,



Bill  Baltrus
Vice  President  of  Administration
Gartmore  Global  Investments,  Inc.